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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                             WJ COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE                               94-1402710
       (State or Other Jurisdiction                  (IRS Employer
     of Incorporation or Organization)            Identification Number)

         3333 HILLVIEW AVENUE,                           94304
         PALO ALTO, CALIFORNIA
(Address of Principal Executive Offices)               (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
333-38518

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                                (Title of Class)




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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the common stock, par value $0.01 per share ("Common Stock"), of the Registrant is set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-38518), initially filed with the Securities and Exchange Commission on June 2, as amended, relating to the Common Stock (the "Registration Statement"). The description of the Common Stock contained in the Registration Statement is hereby incorporated by reference and made a part hereof.

ITEM 2.       EXHIBITS.

       EXHIBIT
       NUMBER                             DESCRIPTION OF EXHIBITS
       ------                             -----------------------
        3.1              Certificate of Incorporation of the Registrant (included as
                         Exhibit 3.1 of the Registration Statement and incorporated by reference herein).

        3.2              By-Laws of the Registrant (included as Exhibit 3.2 of the
                         Registration Statement and incorporated by reference herein.)

        4.1              Specimen Certificate for the Registrant's Common Stock.





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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        WJ COMMUNICATIONS, INC.



Date: August 11, 2000                   By: /s/ Malcolm J. Caraballo
                                            ------------------------------
                                            Name: Malcolm J. Caraballo
                                            Title: President and
                                                   Chief Executive Officer